                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 August 19, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-25400                 75-2421746
   -------------------           ---------------        ----------------------
     (State or other               (Commission            (I.R.S. Employer
     jurisdiction of               File Number)           Identification No.)
     incorporation)


                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

                  On August 19, 2002, Daisytek International Corporation ("Daisytek") issued a press release, filed herewith as Exhibit 99.1, to announce that Daisytek has completed its acquisition of ISA International plc ("ISA"). Daisytek bought the final shares of ISA using compulsory acquisition rights under U.K. law after acquiring 92.28% of ISA's ordinary share capital (representing 54.24 million shares) through shareholder acceptances and open-market purchases. Daisytek is now the sole legal and beneficial owner of the entire issued share capital of ISA.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1     Press Release dated August 19, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DAISYTEK INTERNATIONAL CORPORATION


                                    By:  /s/ RALPH MITCHELL
                                        -----------------------------------
                                             Ralph Mitchell
                                             Chief Financial Officer,
                                             Executive Vice President - Finance


Dated:  August 20, 2002


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                                Index to Exhibits



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release dated August 19, 2002.